                                                                Exhibit 10.51




                        DATED     23 January      1998
                        ------------------------------


                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD   (1)
                                      AND
                               TED B MILLER, JR.                (2)






                      -----------------------------------

                            DEED OF GRANT OF OPTION

                      -----------------------------------




                                  Norton Rose
                                    London

                                    CONTENTS
                                    --------

Clause                               Heading                                Page

1    Definitions...............................................................1

2    Grant of Option...........................................................2

3    Vesting, exercise and lapse of the Option.................................2

4    Option to be personal to Optionholder.....................................3

5    Shares to be available and shares subscribed for to be subject to certain restrictions...................................................3

6    Alteration of capital of the Company......................................3

7    Procedure for exercise of the Option......................................4

8    Rights of Shares and listing..............................................4

9    Taxation..................................................................5

10   Governing Law.............................................................6

11   Notices...................................................................6

THIS DEED is made on                    1998 BETWEEN:

(1) CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD (registered number 3242381) whose registered office is situated at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN (the "COMPANY");

(2) TED B. MILLER, JR. of 11722 Wood Lane, Houston, Texas TX 77024 (the "OPTIONHOLDER").

WHEREAS:

(A) In February 1997, the Company agreed to grant to the Optionholder an option to acquire a total of 100,000 Ordinary Shares and 99,900,000 Preference Shares of the Company at an exercise price of 1p per share;

(B)  This Deed sets out the terms relating to that option.

NOW THIS DEED WITNESSETH as follows:

1    DEFINITIONS
     -----------

1.1  In this Deed the following expressions have the following meanings:

     "AFFILIATE" means in relation to any company, any holding company of that company, any subsidiary of that company and any subsidiary of any such holding company ("subsidiary" and "holding company" having the meanings respectively ascribed to them by section 736 and 736A Companies Act 1985 (as amended));

     "AUDITORS" means the auditors for the time being of the Company;

     "BOARD" means the board of directors of the Company;

     "CROWN CASTLE" means Crown Castle International Corporation, a Delaware corporation;

     "EXERCISE PRICE" means the price per share at which the Optionholder is granted the right to acquire Ordinary Shares and Preference Shares on exercise of the Option, being 1p per Ordinary Share and 1p per Preference Share or such other price as may result from an adjustment pursuant to Rule 6;

     "THE LONDON STOCK EXCHANGE" means the London Stock Exchange Limited;

     "ORDINARY SHARE" means, subject to Rule 6, an Ordinary Share of 1p of the Company;

     "PREFERENCE SHARE" means, subject to Rule 6, a Preference Share of 1p of the Company;

     "RELEVANT EMPLOYEE" means a director or an employee of Crown Castle or any Affiliate thereof;

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

     "SHARE CAPITAL" means the Company's entire issued share capital for the time being comprising all the issued Ordinary Shares and Preference Shares;

     "TRANCHE OF SHARES" means, subject to Rule 6, 5,000 Ordinary Shares and 4,995,000 Preference Shares.

1.2 Any reference herein to any enactment shall be construed as including a reference to that enactment as the same may from time to time be amended or re-enacted.

1.3 Wherever the context so admits or requires words in the singular shall include the plural and vice versa.

2    GRANT OF OPTION
     ---------------

2.1 The Company hereby grants an option ("THE OPTION") by way of this Deed to the Optionholder, on and subject to the terms of this Deed.

2.2 The Option is to acquire on and subject to the terms of this Deed for cash at par one or more Tranches of Shares up to a maximum of twenty Tranches of Shares (comprising in total 100,000 Ordinary Shares and 99,900,000 Preference Shares) (the "OPTION SHARES") at the Exercise Price, the total exercise price per Tranche of Shares being (Pounds)50,000.

2.3 No consideration is payable by the Optionholder for the grant of the Option.

3    VESTING, EXERCISE AND LAPSE OF THE OPTION
     -----------------------------------------

3.1 The Optionholder's rights to subscribe for Option Shares under this Deed shall vest in, and become exercisable by the Optionholder immediately on execution by the Optionholder and the Company of this Deed.

3.2 In the event that the Optionholder shall die or the Optionholder is no longer a Relevant Employee then the Optionholder (or his personal representatives in the case of his death or incapacity/disability) may exercise all or any part of the Option. Any exercise of the Option pursuant to this Rule 3.2 must take place within 12 months of the date of the Optionholder's death or in any other case within 180 days from the date on which the Optionholder's employment terminated or, if any shares of the Company are at the date of termination listed on the London Stock Exchange, New York Stock Exchange or similar alternative exchange or market, 90 days from the date on which the Optionholder shall cease to be a Relevant Employee other than in the case of death.

3.3 The Option shall lapse and terminate automatically insofar as it has not been exercised whether by the Optionholder or by his personal representatives and whether or not any rights to subscribe for Option Shares have vested at 5.30pm (London time) on 28th February 2007.

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

4    OPTION TO BE PERSONAL TO OPTIONHOLDER
     -------------------------------------

4.1 The Option shall be personal to the Optionholder and shall not be capable of being transferred by him but may be exercised by an Optionholder's personal representatives subject to the provisions of this Deed in the event of the death or incapacity/disability of the Optionholder.

4.2 The Optionholder shall in no way sell, transfer, charge, mortgage, encumber or create any interest in favour of any third party over or in respect of the Option.

4.3 Except as permitted in Rule 4.1, if the Optionholder does or suffers to be done any act or thing whereby he is deprived of the legal or beneficial ownership of the Option then the Option shall lapse forthwith and the Company shall not knowingly permit the exercise of the Option.

5    SHARES TO BE AVAILABLE AND SHARES SUBSCRIBED FOR TO BE SUBJECT TO CERTAIN
     -------------------------------------------------------------------------
     RESTRICTIONS
     ------------

5.1 The Company shall at all times keep available sufficient unissued Ordinary Shares and Preference Shares to satisfy the Option to the extent that it is then outstanding except to the extent that arrangements are made for such Option to the extent it is then outstanding to be satisfied by the transfer of Ordinary Shares and Preference Shares which have already been issued.

5.2 The Optionholder acknowledges that any Ordinary Shares and Preference Shares issued to him (or to his personal representatives) pursuant to the exercise of the Option are to be treated as Company Shares for the purposes of the Subscription Agreement dated 23rd January 1997 and entered into between the Optionholder, the Company and certain of the other shareholders of the Company (the "SUBSCRIPTION AGREEMENT") and accordingly are to be subject to clauses 2 and 3 of the Subscription Agreement. If so requested by the Company, the Optionholder agrees to execute an acknowledgement in favour of all parties to the Subscription Agreement in the terms set out in this clause.

6    ALTERATION OF CAPITAL OF THE COMPANY
     ------------------------------------

6.1 In the event of any capitalisation issue (other than a capitalisation issue to which section 249 Income and Corporation Taxes Act 1988 applies) or rights issue or any sub-division or consolidation of Ordinary Shares and Preference Shares or any reduction of the share capital of the Company, the nominal value and/or the number of Ordinary Shares and Preference Shares which are the subject of the Option and/or the Exercise Price thereof shall be adjusted by the Board in such manner as the Auditors shall confirm in writing as being in their opinion fair and reasonable.

6.2 Any such adjustment shall be made on the basis that the amount payable by the Optionholder on full exercise of the Option shall remain as nearly as possible the same as (but shall not be greater than) it was before such event. Provided however that no such adjustment shall be made to the extent that it would result in a share being issued in consideration of the payment of an Exercise Price less

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

     than its nominal value and the Company shall use its best efforts to prevent the Exercise Price from being subject to such nominal value limitation.

6.3 If any adjustment falls to be made pursuant to Rule 6, the Company shall send to the Optionholder particulars of the revised basis of subscription or other exercise payment within 28 days after determination of the matter in question.

7    PROCEDURE FOR EXERCISE OF THE OPTION
     ------------------------------------

7.1 The Option shall be exercisable by notice in writing given to the Company by the Optionholder, or after his death or disability/incapacity by his personal representatives in accordance with this Deed, and (subject to Rule
     3) the Option may be exercised at one time or from time to time in respect of one or more Tranches of Shares the subject of the Option. Until exercised in full, the Option shall be exercisable over the remaining Tranches of Shares which are the subject of the Option up to the maximum specified in Rule 2.2.

7.2 Any notice exercising the Option shall not be treated as valid unless and until a remittance from or on behalf of the Optionholder for the full amount of the Exercise Price for each of the Ordinary Shares and Preference Shares in respect of which the notice is given has been received by the Company.

7.3  Subject to:

     (a)  such consents as may be necessary, if any;

     (b)  compliance with the terms of the Option;

     (c) if any of the shares subject to the Option are at the relevant time listed on the London Stock Exchange or permitted to be dealt in on the Alternative Investment Market, the Ordinary Shares in respect of which an Option has been exercised having been admitted to the Official List or permitted to be dealt in on the Alternative Investment Market (as the case may be) by the London Stock Exchange;

     the Company shall within 28 days after the later of the date of receipt of a notice exercising the Option and (if applicable) the receipt of the Auditors' confirmation under Rule 6 allot or procure the transfer of the Ordinary Shares and Preference Shares in respect of which such Option has been exercised to the Optionholder and deliver or procure the delivery of a definitive share certificate or other document or evidence of title in respect thereof to the Optionholder or his nominee or personal representative.

8    RIGHTS OF SHARES AND LISTING
     ----------------------------

8.1 Any Ordinary Shares and Preference Shares allotted on any exercise of the Option shall on allotment rank pari passu in all respects with the then issued shares of the same class save as regards any rights attached thereto by reference to a record date prior to the date of such exercise and will be subject to all the

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

     provisions of the Articles of Association of the Company relating to voting, dividend, transfer, transmission and otherwise.

8.2 The Company will at its own cost and expense, if any shares the subject of the Option are at the relevant time listed on the London Stock Exchange or permitted to be dealt in on the Alternative Investment Market, apply to the London Stock Exchange for any shares of the same class in respect of which the Option has been exercised to be admitted to the Official List or permitted to be dealt in on the Alternative Investment Market (as the case may be) (except in cases where the Option is satisfied by the transfer of shares which have already been admitted to the Official List or in respect of which permission has been granted for them to be dealt in on the Alternative Investment Market). The Company will use its best efforts to cause the above results as to the London Stock Exchange or similar results if the shares of the Company are trading on the New York Stock Exchange or any similar alternative exchange or market.

9    TAXATION
     --------

9.1  This Rule 9.1 applies where:

     (a) the Company or any other person ("the Indemnified Party") is advised that it is required to account for, or on account of, income tax under sections 203-203L Income and Corporation Taxes Act 1988 (as amended from time to time) and any regulations made thereunder or employees' national insurance contributions under paragraph 3 of Schedule 1 to the Social Security Contributions and Benefits Act 1992 (as amended from time to time) and any regulations made thereunder and/or by reason of any Inland Revenue or Department of Social Security practice then applicable; and

     (b) the obligation to account for such tax or taxes or contributions arises as a consequence of the grant of the Option, exercise (in whole or in part) of the Option or the transfer of shares to the Optionholder following exercise of the Option.

9.2 Where Rule 9.1 applies the Company will so notify the Optionholder as soon as possible and the Optionholder shall forthwith on demand being made pay to the Indemnified Party an amount equal to such tax or taxes or contributions to the extent that the Indemnified Party cannot obtain reimbursement of such tax, taxes or contributions by deducting such amount in accordance with regulation 7 of the Income Tax (Employments) Notional Payments) Regulations 1994) ("THE SHORTFALL"). Until full payment of the Shortfall has been made in accordance with this Rule 9.2 the Company shall, notwithstanding Rule 7.3 or any other Rule to the contrary, be entitled not to allot Ordinary Shares or Preference Shares or to withhold delivery of the share certificate or any other document or evidence of title in respect of the shares acquired following exercise of the Option.

     It is hereby certified that the grant of this Option does not constitute a transaction forming part of a larger transaction or series of transactions in respect of which the amount or value, or aggregate amount or value of the consideration exceeds (Pounds)60,000.

10   GOVERNING LAW
     -------------

10.1 This Agreement shall be governed by and construed and interpreted in accordance with the laws of England.

10.2 The Optionholder hereby irrevocably authorises and appoints Norose Notices Limited (AMC/99/Z806576) (for the attention of the Director of Administration) at the address of its registered office for the time being (or such other person resident in England as he may by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Norose Notices Limited (or such substitute) shall be deemed to be served on the Optionholder concerned.

11   NOTICES
     -------

11.1 All notices and other communications required or permitted under this agreement shall be in writing and shall be delivered personally, sent by air courier (in the case of notices given by a party in one jurisdiction to a party in another), first class pre-paid post (in the case of a notice given by a party in one jurisdiction to a party in the same jurisdiction), telexed or sent by facsimile transmission (and promptly confirmed by air courier service in the case of notices sent from one jurisdiction to another) and by first class pre-paid post in the case of notices sent by a party in one jurisdiction to another party in the same jurisdiction. Any such notice shall be deemed given when so delivered personally, telexed or sent by facsimile transmission or air courier or first class pre-paid post to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     Ted B Miller, Jr.
     -----------------

     11722 Wood Lane
     Houston
     Texas 77024
     USA

     The Company: if to the Company, to:
     -----------

     the Company

     at its registered office for the time being

     Attention:                            Chief Executive Officer

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

SIGNED as a DEED and                )
DELIVERED by                        )
CASTLE TRANSMISSION SERVICES        )
(HOLDINGS) LTD in the presence of:  )
                                      ............................
                                      Director

                                      ............................
                                      Director/Secretary



SIGNED as a DEED and                    )
DELIVERED by                            )
TED B. MILLER, JR. in the presence of:  )

 .....................................
Witness (Signature)

Name:
Address:



Occupation:



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